Principal Funds, Inc.
Supplement dated June 24, 2019
to the Statement of Additional Information dated March 1, 2019
(as supplemented on March 18, 2019, March 29, 2019, April 12, 2019, April 29, 2019,
May 7, 2019, May 31, 2019, and June 14, 2019)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Fundamental Restrictions, delete item 2(a), and replace with the following:

(a)
The California Municipal may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Under Fundamental Restrictions, delete item 6(b) and (c), and replace with the following:

(b)
All other Funds have elected to be treated as a "diversified" investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Under Fundamental Restrictions, delete item 7(c) and (d), and replace with the following:

(c)
The remaining Funds may not concentrate, as that term is used in the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.